--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                   FUND, INC.
--------------------------------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER



                           MORGAN STANLEY DEAN WITTER
                          EMERGING MARKETS FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -4.19% compared with -7.99% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -6.82% for the IFC Global Total Return Composite Index. For the period from commencement of operations on November 1, 1991 through June 30, 2000, the Fund's total return, based on net asset value per share, was 229.52% compared with 100.96% for the MSCI Index and 70.24% for the IFC Global Total Return Composite Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $15, representing a 26.4% discount to the Fund's net asset value per share.

Outperformance relative to the Index resulted primarily from our country selection, particularly our overweight positions in China (country index total return was +0.9% in U.S. dollars), Israel (+26.5%), Malaysia (+4.1%) and South Korea (-2.9%) coupled with our underweight stance in Greece (-25.7%), India (-3.3%), the Philippines (-35.9%), South Africa (-15.3%) and Thailand (-34.6%). Strong stock selection in Brazil, Greece, Mexico and Taiwan also helped performance. Our overweight position in Egypt (-23.3%) and our underweight stance in Venezuela (+19.0%) weakened performance. Our allocation in Russia and stock selection in China, India, Israel, South Africa and South Korea detracted from performance.

Many first quarter gains in emerging markets were given back during the second quarter of 2000, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by the sharp NASDAQ declines in April 2000, volatility in developed markets, and heightened investor skittishness regarding U.S. interest rates. However, towards the end of June 2000, most emerging markets rebounded as economic numbers pointed to a soft landing for the U.S. economy, allaying investor fears of sharply tighter U.S. interest rates, and promising signs of economic recovery appeared from various emerging countries.

The Latin American region fell 3.8% during the first half of 2000. Latin American markets advanced during the beginning of the year as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, Latin American markets declined overall during the second quarter, amidst the backdrop of poor performance and massive volatility in the developed markets. Technology stocks were particularly hit, declining in sympathy with some of the NASDAQ's sharp falls during the second quarter of 2000. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and market volatility. However, the markets rebounded towards quarter end as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. Notable events during these past six months included Telefonica de Espana's (TEF) tender offers for its Latin American subsidiaries and changes within the Mexican banking sector. We are encouraged by signs of economic recovery and we believe corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

Equities in Brazil were relatively flat during the first half of 2000, as positive economic fundamentals and the country's commitment to adopt greater fiscal discipline and to meet IMF targets were eclipsed by investor skittishness and the volatile performance of technology and telecommunication stocks. During the second quarter, Brazil's performance on the fiscal primary surplus, inflation, and industrial production figures surpassed expectations. The government demonstrated perseverance towards fiscal constraint and improving corporate governance, as evidenced by Congress' passage of the Minimum Wage Bill and Lower House approval of a corporate legislation bill. Investor sentiment during the second quarter of 2000 was aggravated by a Supreme Court case on retroactive monetary readjustment to workers' accounts, with a potential fiscal cost to the government of U.S.$30 billion. Investor sentiment was also weighed down by the sharp declines in the NASDAQ, but market confidence was restored in June as investor concerns regarding sharp U.S. interest rate hikes were allayed and Brazil continued to reveal positive economic developments. The Central Bank proved aggressive in June 2000, surprising the market by lowering the benchmark Selic rate by 100 basis points to 17.5%. It also lowered reserve requirements while adopting an easing bias for its monetary stance.

Mexican equities (-6.0%) were weighed down by investor fears of higher U.S. interest rates and a U.S. economic slowdown (more than 80% of Mexico's exports are to the U.S.) and uncertainty regarding the presidential election on July 2, 2000. Equities rallied during June as concerns regarding higher U.S. rates were allayed and sentiment focused on continued signs of a robust domestic economic recovery. Recent highlights include the approved takeover of Mexican bank GF Bancomer by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), which we believe may foster an expansion of bank credit, spearheading further GDP growth. Strong U.S. economic performance and high oil prices have also benefited Mexico, as the U.S. is the largest market for Mexican exports and oil is one of Mexico's largest exports. The Mexican peso was increasingly volatile during the second quarter and lost ground prior to the presidential elections on July 2, 2000. Although we are cautiously monitoring pressures on the peso, we believe a weaker peso may help Mexico's trade balance, which remains vulnerable when oil exports are excluded. We anticipate equities should fare well following a more certain scenario post the elections, which should restore investor confidence. We are likely to add to equities in Brazil and Mexico, notably to media, telecommunication and conglomerate industries, as we believe equities in these markets shall continue to be supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential.

Asian equities fell 9.7% during the first half of 2000, weighed down by investor skittishness induced by the NASDAQ volatility, by heightened political tensions within Indonesia and between China and Taiwan, and by concerns over financial reforms in South Korea. Asian markets rebounded towards quarter-end, as market sentiment was buoyed by reduced fears regarding U.S. interest rate hikes and investors focused once again on trends in improving macroeconomic fundamentals coupled with strong earnings stories throughout the region. We are maintaining and adding to our overweight stance in Asia, as we are encouraged by signs of strong economic recovery, robust exports and global outsourcing opportunities that enhance prospects for the region.

Equities in Taiwan (-2.7%) advanced at the beginning of the year, yet were later pulled down in sympathy with the NASDAQ sell-off and by the renewal of mainland China military posturing in the Taiwan strait. Equities failed to rebound in June 2000 due to a lack of interest by retail investors, who had already priced in most of the good May sales figures. Voters elected Democratic Progressive Party candidate Chen Shui-bian as their new president on March 19, 2000, ending more than half a century of Nationalist (KMT) rule. We believe Chen's victory should be positive for the market over the longer-term, and recent conciliatory remarks directed at China have helped to reduce political uncertainty in the near-term. We believe Taiwan's strong economic fundamentals coupled with attractive valuations, strong earnings growth potential and world-class technology companies continue to make this an exciting market. Taiwan's weight in the MSCI indices increased from 50% to 65% of market capitalization effective after the close on May 31, 2000. This increase in Taiwan's weighting could potentially yield increased inflows in the future. We are modestly overweight in Taiwan and we have favored companies that we believe represent exciting opportunities leveraged to trends in technology and outsourcing.

Our largest country overweight position is South Korea (-2.9%), where we believe equities should continue to benefit from upward revisions of GDP growth forecasts, a strong current account surplus, and market sentiment buoyed by the government's prudent handling and restructuring of troubled chaebols and investment trusts. South Korean equities were weighed down as investors were wary of financial reforms and potential problems at investment trust companies. However, South Korea led the Asian equities in June, as upward revisions of GDP growth forecasts, a strong current account surplus figure for May 2000, and a historic summit meeting with North Korea boosted sentiment. During the first half of 2000, we increased our exposure to South Korean banks, as we believe they should be supported by strong economic growth, a benign interest rate environment and improving market confidence.

Chinese equities advanced 0.9%, buoyed by better-than-expected first quarter 2000 GDP growth and promising economic activity based on a surge in overseas demand, industrial production and direct investment. We are adding to our overweight stance in China, which we believe will be supported by domestic demand recovery, including robust growth in retail sales and positive CPI after a period of deflation. On May 31, 2000 MSCI revised the construction of the MSCI China Free Index to better represent the investment opportunities available to foreign investors, which significantly increased the market capitalization of the Index. Consequently, China's weight in the MSCI Emerging Markets Free Index increased considerably.

Equities in India fell 3.3% over the past six months, yet were boosted toward the latter half by the strong performance of technology, media and telecommunication stocks. Although we continue to believe India's market should fare well over the longer term, with robust economic growth forecast for 6.5%-7.0% this year, we are somewhat disappointed by the government's follow-through with privatization plans. Within India, the Fund is focused on well-managed data processing and reproduction companies such as Infosys, which provides managed software solutions to clients worldwide, specifically targeting the distribution, banking, telecommunications, and manufacturing sectors.

Emerging Europe and the Middle East (EEMEA) declined 6.0%, although posting mixed returns. We maintain our underweight stance in Greek equities, which declined 25.7% as the market has already discounted most of the good news surrounding European Monetary Union convergence. We believe telecommunication services providers are attractively valued and reduced our underweight in Greek equities during the quarter via this sector, by adding to OTE. Israeli equities advanced 26.5%, supported by a positive macroeconomic environment, strong corporate earnings results and tax reforms. We took advantage of strong performance to trim our overweight position in various Israeli technology-related companies, given the combination of rich valuations and a more cautious outlook on U.S. interest rates and the market overall. Within Israel, which remains our largest overweight in the EEMEA region, we are attracted to companies with core competencies in communications, software and semiconductor equipment, possessing strong management and with great earnings growth potential.

Russian equities fell 5.6%, despite strong oil prices and continued signs of economic strength, such as a stable Ruble, increasing foreign reserves, and robust GDP growth, as sentiment has been tempered by the hostilities in Chechnya and the need for substantive economic reform. We added to oil stocks Lukoil and Surgutneftegaz, as we believe Russian equities are attractively valued and that oil stocks should benefit in the near-term from the strength of oil prices. Turkish equities declined 10.2%, as a higher-than-expected current account deficit and political uncertainty surrounding corruption allegations against key officials dampened market sentiment. We may add to our modest overweight stance in Turkey as we anticipate equities should appreciate once political tensions subside. We are cautiously watching inflation figures for signs of improving trends but are encouraged by the currency's stability, improving industrial production and fiscal surplus figures that indicate the economy is turning around. Encouraged by Turkey's progress with its reform program, we added to Yapi Kredi Bank and telecommunications equipment supplier Netas Telecom. The Czech Republic (+6.2%), Hungary (-7.8%) and Poland (+1.5%) have faced subdued investor interest given a somewhat disappointing macroeconomic environment in the near-term. We are underweight these markets.

South African equities declined 15.3%, weighed down by disappointing inflation and first quarter 2000 GDP figures, and investor wariness fueled by the tensions in trading partner Zimbabwe. A better-than-expected trade surplus in May and recent Rand strength helped equities perform well towards the end of the second quarter of 2000. We continue to underweight South Africa, as lackluster economic growth has been exacerbated by rising oil prices and education and health care costs adversely affecting inflation as well as by capital flight.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                              TOTAL RETURN (%)
                                 ------------------------------------------------------------------------------------------------
                                   MARKET VALUE(1)         NET ASSET VALUE(2)           MSCI INDEX(3)             IFC INDEX(4)
                                   ---------------         ------------------           -------------             ------------
                                            AVERAGE                   AVERAGE                   AVERAGE                   AVERAGE
                                 CUMULATIVE  ANNUAL       CUMULATIVE   ANNUAL       CUMULATIVE   ANNUAL      CUMULATIVE    ANNUAL
                                 ----------  ------       ----------   ------       ----------   ------      ----------    ------
            YEAR TO DATE           -8.05%       --          -4.19%        --          -7.99%        --          -6.82%        --
            ONE YEAR               28.34     28.34%         39.90      39.90%          9.47       9.47%          9.60       9.60%
            FIVE YEAR              26.46      4.81          78.84      12.33           5.04       0.99           5.45       1.07
            SINCE INCEPTION*      142.65     10.77         229.52      14.75         100.96       8.39          70.24       6.34

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                        YEAR ENDED DECEMBER 31,

                                 1991*      1992       1993        1994       1995
                                 -----      ----       ----        ----       ----
Net Asset Value Per Share ...$  14.71   $  16.74   $  28.20    $  20.30   $  14.69
Market Value Per Share ......$  14.25   $  18.13   $  31.63    $  21.50   $  15.50
Premium/(Discount) ..........    -3.1%       8.3%      12.2%        5.9%       5.5%
Income Dividends ............$   0.04   $   0.01         --          --         --
Capital Gains Distributions .    --     $   0.01   $   1.49    $   6.50   $   1.29
Fund Total Return (2) .......    4.61%     13.94%     95.22%+     -5.33%    -16.30%+
MSCI Index Total Return (3) .    9.58%     11.40%     74.84%      -7.32%     -5.21%
IFC Index Total Return (4) ..    5.29%      0.33%     67.50%      -0.53%    -12.32%

                                        YEAR ENDED DECEMBER 31,         SIX MONTHS
                                                                           ENDED
                                                                          JUNE 30,
                                 1996       1997      1998      1999       2000
                                 ----       ----      ----      ----       ----
Net Asset Value Per Share ...$  15.69   $  15.52  $  10.33  $  21.26   $  20.37
Market Value Per Share ......$  13.88   $  13.06  $   8.13  $  16.31   $  15.00
Premium/(Discount) ..........   -11.5%     -15.9%    -21.3%    -23.3%     -26.4%
Income Dividends ............$   0.05   $   0.01  $   0.11        --         --
Capital Gains Distributions .$   0.98   $   0.01  $   2.18        --         --
Fund Total Return (2) .......   13.84%     -0.97%   -19.61%   105.81%     -4.19%
MSCI Index Total Return (3) .    6.03%    -11.59%   -25.34%    66.41%     -7.99%
IFC Index Total Return (4) ..    7.88%    -14.54%   -21.09%    62.69%     -6.82%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(4) The IFC Global Total Return Composite Index (the "IFC Index") is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa.
*    The Fund commenced operations on November 1, 1991.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Short-Term Investments       (3.4%)
Equity Securities           (96.5%)
Debt Instruments             (0.1%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Other                                      (22.2%)
Wireless Telecommunication Services        (12.5%)
Semiconductor Equipment & Products         (17.0%)
Banks                                       (6.4%)
Communications Equipment                    (6.0%)
Computer & Peripherals                      (2.6%)
Diversified Telecommunication Services     (17.4%)
Electronic Equipment & Instruments          (4.2%)
IT Consulting & Services                    (3.9%)
Media                                       (3.6%)
Oil & Gas                                   (4.2%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Other                          (15.0%)
Russia                          (3.3%)
South Africa                    (3.9%)
Turkey                          (4.2%)
China                           (6.8%)
India                           (6.8%)
Israel                          (7.2%)
Korea                          (21.1%)
Taiwan                         (13.3%)
Mexico                          (9.5%)
Brazil                          (8.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
 1. Samsung Electronics Co. (South Korea)               7.5%
 2. Korea Telecom Corp. (South Korea)                   4.3
 3. Telmex (Mexico)                                     4.0
 4. Taiwan Semiconductor Co. (Taiwan)                   3.3
 5. China Telecom Ltd. (China)                          3.0
 6. SK Telecom Co., Ltd. (South Korea)                  2.7
 7. Hellenic Telecommunication Org. (Greece)            2.3
 8. ECI Telecommunications Ltd. (Israel)                2.2
 9. Infosys Technologies Ltd. (India)                   2.1
10. United Microelectronics Corp. Ltd. (Taiwan)         2.0
                                                       ----
                                                       32.2%
                                                       ====

 * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BRAZIL (8.9%)
BANKS
(a,c)Banco Nacional SA (Preferred)                    61,598,720   U.S.$      2
Unibanco (Preferred) GDR                                 116,655          3,354
                                                                   ------------
                                                                          3,356
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)CRT (Preferred)'A'                                  8,235,976          2,786
Embratel (Preferred)                                  79,501,000          1,900
Embratel ADR                                              92,900          2,195
Tele Centro-Sul (Preferred)                          133,773,445          1,936
Tele Norte-Leste (Preferred)                          34,560,520            809
Tele Norte-Leste (Preferred) ADR                          85,329          2,016
                                                                   ------------
                                                                         11,642
                                                                   ------------
ELECTRIC UTILITIES
(b)Cemig (Preferred)                                   9,789,127            171
(b)Cemig (Preferred) ADR                                  42,671            738
                                                                   ------------
                                                                            909
                                                                   ------------
METALS & MINING
CVRD (Preferred)'A'                                       34,253            967
CVRD (Preferred) ADR                                      74,769          2,112
                                                                   ------------
                                                                          3,079
                                                                   ------------
MULTILINE RETAIL
(a)Lojas Arapua SA (Preferred)                        30,412,000             --@
(b,c)Lojas Arapua SA (Preferred) ADR                      31,540             --@
                                                                   ------------
                                                                             --@
                                                                   ------------
OIL & GAS
Petrobras (Preferred)                                     87,188          2,635
Petrobras (Preferred) ADR                                  7,470            225
                                                                   ------------
                                                                          2,860
                                                                   ------------
PAPER & FOREST PRODUCTS
Votorantim Celulose e Papel SA ADR                        38,900            715
                                                                   ------------
TEXTILES & APPAREL
Coteminas                                              2,170,800            126
(b)Coteminas ADR                                          23,460             68
                                                                   ------------
                                                                            194
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Celular CRT (Preferred)                            11,587,625          5,076
Tele Celular Sul (Preferred)                         137,409,345            663
Tele Celular Sul ADR                                      18,707            847
Tele Centro-Sul ADR                                       17,962          1,312
Tele Nordeste Celular (Preferred)                     76,067,945            283
Tele Nordeste Celular ADR                                  2,255            156
Telemig Celular (Preferred)                          193,414,795            696
Telemig Celular ADR                                        5,343            382
Telesp Celular (Preferred) "B"                       143,080,934          2,586
Telesp Celular ADR                                        32,982          1,480
                                                                   ------------
                                                                         13,481
                                                                   ------------
                                                                         36,236
                                                                   ------------
--------------------------------------------------------------------------------
CHILE (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
CTC ADR                                                   40,300            730
                                                                   ------------
--------------------------------------------------------------------------------
CHINA (6.8%)
COMMERCIAL SERVICES & SUPPLIES
Cosco Pacific Ltd.                                     1,180,000            931
                                                                   ------------
COMMUNICATIONS EQUIPMENT
Nanjing Panda Electronics                              1,842,000            662
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Great Wall Technology Co., Ltd.                        3,980,500          2,757
                                                                   ------------
HOUSEHOLD DURABLES
Guangdong Kelon Electrical Holdings Co. Ltd. 'H'         297,000            161
(a)TCL International Holdings Ltd.                     4,086,000          1,494
                                                                   ------------
                                                                          1,655
                                                                   ------------
INDUSTRIAL CONGLOMERATES
China Merchants Holdings International Co. Ltd.        1,027,000            705
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)Asiainfo Holdings Inc.                                    370             16
                                                                   ------------
METALS & MINING
Yanzhou Coal Mining Co. ADR                               28,730            287
                                                                   ------------
OIL & GAS
(a)PetroChina Company Ltd.                            17,117,000          3,557
(a)PetroChina Company Ltd. ADR                             5,300            111
Zhenhai Refining & Chemical Co., Ltd. 'H'              1,151,400            179
                                                                   ------------
                                                                          3,847
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)China Telecom Ltd.                                    815,000          7,187
(a)China Telecom Ltd. ADR                                 27,200          4,836
(a)China Unicom                                        2,030,000          4,310
(a)China Unicom ADR                                       16,000            340
                                                                   ------------
                                                                         16,673
                                                                   ------------
                                                                         27,533
                                                                   ------------
--------------------------------------------------------------------------------
COLOMBIA (0.0%)
BANKS
(a)Bancolombia (Preferred)                                 6,249              5
                                                                   ------------
--------------------------------------------------------------------------------
CZECH REPUBLIC (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Cesky Telecom                                          66,734          1,120
(a)Cesky Telecom AS GDR                                   23,830            389
                                                                   ------------
                                                                          1,509
                                                                   ------------
--------------------------------------------------------------------------------
EGYPT (1.0%)
BEVERAGES
(a)Al-Ahram Beverages Co. GDR                             24,118            414
                                                                   ------------
GAS UTILITIES
Egypt Gas Co.                                              6,100            277
                                                                   ------------
TOBACCO
Eastern Tobacco                                           12,767            279
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Egyptian Company for Mobile Services                   98,309          3,199
                                                                   ------------
                                                                          4,169
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
GREECE (2.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Hellenic Telecommunication Organization (OTE)            230,729   U.S.$  5,625
Hellenic Telecommunication Organization (OTE) ADR        312,409          3,808
                                                                   ------------
                                                                          9,433
                                                                   ------------
--------------------------------------------------------------------------------
HONG KONG (1.3%)
COMPUTERS & PERIPHERALS
Legend Holdings Ltd.                                   1,706,000         1,652
                                                                   ------------
INDUSTRIAL CONGLOMERATES
Citic Pacific Ltd.                                       276,000         1,445
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)SINA.COM                                                3,700            95
(a)Timeless Software Ltd.                                848,000           383
                                                                   ------------
                                                                           478
                                                                   ------------
MEDIA
Asia Satellite Telecom Holdings                          139,000           475
(a)Phoenix Satellite TV                                1,416,000           197
                                                                   ------------
                                                                           672
                                                                   ------------
SOFTWARE
(a)Founder Holdings Ltd.                               1,128,000           503
                                                                   ------------
TEXTILES & APPAREL
YUE Yuen Industrial Holdings                             267,000           593
                                                                   ------------
                                                                         5,343
                                                                   ------------
--------------------------------------------------------------------------------
HUNGARY (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Matav Rt.                                                 68,664           477
Matav Rt. ADR                                             69,002         2,376
                                                                   ------------
                                                                         2,853
                                                                   ------------
--------------------------------------------------------------------------------
INDIA (6.2%)
AUTO COMPONENTS
Apollo Tyres Ltd.                                          8,450             18
                                                                   ------------
AUTOMOBILES
Hero Honda Motors Ltd.                                    20,653            457
Tata Engineering & Locomotive Co. Ltd.                   140,170            387
                                                                   ------------
                                                                            844
                                                                   ------------
BANKS
State Bank of India Ltd. GDR                               3,350             17
                                                                   ------------
CHEMICALS
Indo Gulf Corp., Ltd.                                    140,000            133
Reliance Industries Ltd.                                 141,849          1,083
                                                                   ------------
                                                                          1,216
                                                                   ------------
CONSTRUCTION & ENGINEERING
Larsen & Toubro Ltd.                                      28,500            157
                                                                   ------------
CONSTRUCTION MATERIALS
Gujarat Ambuja Cements Ltd.                              152,800            667
                                                                   ------------
DIVERSIFIED FINANCIALS
Housing Development Finance Corp., Ltd.                   97,600          1,222
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Mahanagar Telephone Nigam Ltd.                           262,430          1,261
Mahanagar Telephone Nigam Ltd. GDR                        55,050            506
Videsh Sanchar Nigam Ltd.                                 10,955            297
                                                                   ------------
                                                                          2,064
                                                                   ------------
ELECTRIC UTILITIES
BSES Ltd.                                                 57,500            316
BSES Ltd. GDR                                              7,000            130
                                                                   ------------
                                                                            446
                                                                   ------------
ELECTRICAL EQUIPMENT
Bharat Heavy Electricals Ltd.                            251,700            752
Sterlite Industries                                       14,500            271
                                                                   ------------
                                                                          1,023
                                                                   ------------
FOOD PRODUCTS
Tata Tea Ltd.                                             47,850            355
                                                                   ------------
HOUSEHOLD PRODUCTS
(a)Hindustan Lever Ltd.                                   17,550          1,115
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a,c)India-Info.com Private Co., Ltd.                    116,052            499
                                                                   ------------
IT CONSULTING & SERVICES
(a)HCL Technologies Ltd.                                  18,200            525
Infosys Technologies Ltd.                                 46,150          8,598
                                                                   ------------
                                                                          9,123
                                                                   ------------
MACHINERY
Larsen & Toubro Ltd.                                         630              3
                                                                   ------------
MEDIA
Zee Telefilms Ltd.                                        93,500            938
                                                                   ------------
PHARMACEUTICALS
Dabur India Ltd.                                          13,000            190
Lupin Laboratories Ltd.                                   36,000            158
(b)Strides Arcolab Ltd.                                   31,000            172
                                                                   ------------
                                                                            520
                                                                   ------------
ROAD & RAIL
Container Corp. of India Ltd.                            242,600            935
                                                                   ------------
SOFTWARE
Aptech Ltd.                                               13,000            246
NIIT Ltd.                                                 17,500            867
(a)Satyam Computer Services                               41,670          2,783
                                                                   ------------
                                                                          3,896
                                                                   ------------
TOBACCO
ITC Ltd.                                                     650             12
                                                                   ------------
                                                                         25,070
                                                                   ------------
--------------------------------------------------------------------------------
INDONESIA (0.6%)
CONSTRUCTION MATERIALS
Semen Gresik                                             421,200            383
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia ADR                              65,064            451
                                                                   ------------
PAPER & FOREST PRODUCTS
(a)Indah Kiat Pulp & Paper                             1,460,805            296
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
INDONESIA (CONTINUED)
TOBACCO
Gudang Garam                                             903,960   U.S.$  1,462
                                                                   ------------
                                                                          2,592
                                                                   ------------
--------------------------------------------------------------------------------
ISRAEL (7.2%)
COMMUNICATIONS EQUIPMENT
(a)BATM Advanced Communications Ltd.                      12,825          1,119
(a)BreezeCom Ltd.                                         16,120            701
ECI Telecommunications Ltd.                              248,392          8,880
(a)Gilat Satellite Networks Ltd.                          36,066          2,502
Nice Systems Ltd.                                          6,363            495
(a)Nice Systems Ltd.  ADR                                  9,622            743
(a)Optibase Ltd.                                          48,440            851
(a)Vcon Telecommunications Ltd.                           16,830            177
                                                                   ------------
                                                                         15,468
                                                                   ------------
COMPUTERS & PERIPHERALS
(a)M-Systems Flash Disk Pioneers                          12,401            966
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Orckit Communications Ltd.                                29,080            872
(a)TTI Team Telecom International Ltd.                    62,300          2,243
                                                                   ------------
                                                                          3,115
                                                                   ------------
HEALTH & PERSONAL CARE
Teva Pharmaceutical Industries Ltd. ADR                    9,400            521
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)Aladdin Knowledge Systems                              35,140            555
(a)RADWARE Ltd.                                           18,560            492
                                                                   ------------
                                                                          1,047
                                                                   ------------
IT CONSULTING & SERVICES
(a)Check Point Software Technologies                      24,520          5,192
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Galileo Technology Ltd.                               124,630          2,680
                                                                   ------------
SOFTWARE
(a)Tecnomatix Technologies Ltd.                           35,886            489
                                                                   ------------
                                                                         29,478
                                                                   ------------
--------------------------------------------------------------------------------
MALAYSIA (2.0%)
BANKS
Commerce Asset Holding Bhd                               146,000            423
Malayan Banking Bhd                                      372,600          1,510
(a)Public Bank Bhd                                       807,000            743
                                                                   ------------
                                                                          2,676
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekom Malaysia Bhd                                     466,000          1,606
                                                                   ------------
ELECTRIC UTILITIES
Tenaga Nasional Bhd                                      233,000            760
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
Resorts World Bhd                                        221,000            605
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Malaysian Pacific Industries Bhd                          80,000            821
                                                                   ------------
TOBACCO
British American Tobacco Bhd                             153,200          1,250
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Digi Swisscom Bhd                                     289,000            529
                                                                   ------------
                                                                          8,247
                                                                   ------------
--------------------------------------------------------------------------------
MEXICO (9.5%)
BANKS
(a)Banacci 'L'                                            45,447            184
(a)Banamex 'O'                                           475,297          2,028
(a)Bancomer 'O'                                        1,462,481            743
(a,b)Bancomer 'O' ADR                                     64,825            659
                                                                   ------------
                                                                          3,614
                                                                   ------------
BEVERAGES
(a)FEMSA                                                 712,475          3,041
FEMSA ADR                                                 10,348            446
Grupo Modelo 'C'                                          73,400            164
                                                                   ------------
                                                                          3,651
                                                                   ------------
CONSTRUCTION MATERIALS
Cemex SA                                                 290,127          1,360
Cemex SA ADR                                              87,562          2,047
                                                                   ------------
                                                                          3,407
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telmex 'L'  ADR                                          283,503         16,195
                                                                   ------------
INDUSTRIAL CONGLOMERATES
Alfa SA 'A'                                              301,955            692
(a)Grupo Carso 'A1'                                      402,074          1,426
                                                                   ------------
                                                                          2,118
                                                                   ------------
MEDIA
(a)Grupo Televisa GDR                                     95,623          6,592
                                                                   ------------
MULTILINE RETAIL
(a)Grupo Sanborns                                         22,350             36
(a)Wal-mart De Mexico 'C'                                442,133          1,020
(a)Wal-mart De Mexico 'V'                                197,559            463
(a)Wal-mart De Mexico ADR                                 28,162            661
                                                                   ------------
                                                                          2,180
                                                                   ------------
PAPER & FOREST PRODUCTS
Kimberly 'A'                                             315,458            897
                                                                   ------------
                                                                         38,654
                                                                   ------------
--------------------------------------------------------------------------------
POLAND (1.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska GDR                               256,870          1,774
                                                                   ------------
ELECTRICAL EQUIPMENT
Elektrim                                                  27,237            313
                                                                   ------------
MULTILINE RETAIL
Eastbridge                                                33,600          2,259
                                                                   ------------
OIL & GAS
Polski Koncern Naftowy SA GDR                              4,380             42
                                                                   ------------
                                                                          4,388
                                                                   ------------
--------------------------------------------------------------------------------
RUSSIA (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Rostelecom ADR                                            43,530            593
                                                                   ------------
ELECTRIC UTILITIES
Unified Energy Systems ADR                                11,000            127
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
RUSSIA (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Unified Energy Systems GDR                               178,206   U.S.$  2,049
                                                                   ------------
                                                                          2,176
                                                                   ------------
MEDIA
(a)Storyfirst Communications, Inc. 'C' (Preferred)           270            115
(a)Storyfirst Communications, Inc. 'D' (Preferred)           720            307
(a)Storyfirst Communications, Inc. 'E' (Preferred)           780            332
(a)Storyfirst Communications, Inc. 'F' (Preferred)           139            118
                                                                   ------------
                                                                            872
                                                                   ------------
OIL & GAS
LUKoil Holdings  ADR (Preferred)                          19,800            398
LUKoil Holdings ADR                                       76,174          3,894
(a)Surgutneftegaz  ADR (Preferred)                         8,400            112
(a)Surgutneftegaz ADR                                    302,047          4,025
                                                                   ------------
                                                                          8,429
                                                                   ------------
PAPER & FOREST PRODUCTS
(a,c)Alliance Cellulose Ltd. 'B'                         156,075            431
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a,c)Russian Telecom Development Corp.                   176,000            352
(a)Vimpel-Communications ADR                              12,550            278
                                                                   ------------
                                                                            630
                                                                   ------------
                                                                         13,131
                                                                   ------------
--------------------------------------------------------------------------------
SOUTH AFRICA (3.9%)
BANKS
Nedcor Ltd.                                               60,922          1,280
                                                                   ------------
DIVERSIFIED FINANCIALS
African Bank Investments Ltd.                                 27             --@
Bidvest Group Ltd.                                       158,082          1,092
BoE Ltd.                                                 324,817            187
Rembrandt Group Ltd.                                     216,735          2,047
RMB Holdings Ltd.                                          8,764             13
                                                                   ------------
                                                                          3,339
                                                                   ------------
HOUSEHOLD DURABLES
Ellerine Holdings Ltd.                                   116,280            499
                                                                   ------------
INSURANCE
Liberty Life Association of Africa Ltd.                   27,590            263
New Africa Investments Ltd. (Preferred) 'N'              977,910            245
                                                                   ------------
                                                                            508
                                                                   ------------
IT CONSULTING & SERVICES
(a)Dimensions Data Holdings Ltd.                         194,638          1,612
                                                                   ------------
MEDIA
(a)MIH Ltd                                                11,300            339
Nasionale Pers Beperk 'N'                                 46,500            388
                                                                   ------------
                                                                            727
                                                                   ------------
METALS & MINING
Anglo American plc, ADR                                   54,040          1,559
De Beers                                                  31,420            765
De Beers ADR                                               2,600             63
Impala Platinum Holdings Ltd.                             10,200            380
                                                                   ------------
                                                                          2,767
                                                                   ------------
OIL & GAS
Sasol Ltd.                                               299,200          2,009
                                                                   ------------
PAPER & FOREST PRODUCTS
Sappi Ltd.                                                63,330            477
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
M-Cell Ltd.                                              526,030          2,551
                                                                   ------------
                                                                         15,769
                                                                   ------------
--------------------------------------------------------------------------------
SOUTH KOREA (21.1%)
BANKS
Hana Bank                                                 30,850            192
(a)Hanvit Bank                                           248,100            634
Hanvit Bank GDR                                          143,150            716
Housing & Commercial Bank                                 52,514          1,229
Kookmin Bank                                              94,692          1,206
Shinhan Bank Co. Ltd. (Foreign)87,940                        828
                                                                   ------------
                                                                          4,805
                                                                   ------------
COMMUNICATIONS EQUIPMENT
LG Information & Communication Ltd.                        4,400            247
(a)Locus Corp.                                             3,790            308
Pantech Co. Ltd.                                          31,483            242
Telson Electronics Co. Ltd.                               92,164            980
                                                                   ------------
                                                                          1,777
                                                                   ------------
DIVERSIFIED FINANCIALS
Hyundai Securities Co.                                       876              9
Korea Technology Banking Co.                              52,900            569
LG Securities Co.                                         64,820            843
Samsung Securities Co.,  Ltd.                             52,630          1,156
                                                                   ------------
                                                                          2,577
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Korea Telecom Corp.                                      141,470         12,459
Korea Telecom Corp.  ADR                                 108,100          5,230
                                                                   ------------
                                                                         17,689
                                                                   ------------
ELECTRIC UTILITIES
Korea Electric Power Corp.                                68,960          2,140
Korea Electric Power Corp. ADR                            69,404          1,280
                                                                   ------------
                                                                          3,420
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(a)Communication Network Interface Inc.                   82,350            454
(a)Humax Co. Ltd.                                         92,305          1,279
Samsung Electro-Mechanics Co.                             57,947          3,633
                                                                   ------------
                                                                          5,366
                                                                   ------------
FOOD PRODUCTS
Tongyang Confectionery Co.                                16,790            365
                                                                   ------------
HOUSEHOLD DURABLES
LG Electronics                                            30,200            845
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
SOUTH KOREA (CONTINUED)
INTERNET & CATALOG RETAIL
LG Home Shopping Inc.                                     11,530   U.S.$  1,096
                                                                   ------------
INTERNET SOFTWARE & SERVICES
Daou Technology, Inc.                                        266              3
Dreamline Co., Ltd.                                        2,843             78
                                                                   ------------
                                                                             81
                                                                   ------------
MEDIA
Cheil Communications Inc.                                 17,660          2,304
CJ39 Shopping Corp.                                       16,150            529
                                                                   ------------
                                                                          2,833
                                                                   ------------
METALS & MINING
Pohang Iron & Steel Co., Ltd.                              5,650            494
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Hyundai Electronics Industries Co.                       109,550          2,161
Samsung Electronics Co.                                   92,532         30,622
                                                                   ------------
                                                                         32,783
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Korea Telecom Freetel                                  13,590            905
SK Telecom Co., Ltd.                                      29,440          9,637
SK Telecom Co., Ltd. ADR                                  34,635          1,258
                                                                   ------------
                                                                         11,800
                                                                   ------------
                                                                         85,931
                                                                   ------------
--------------------------------------------------------------------------------
TAIWAN (13.3%)
BANKS
(a)Chinatrust Commercial Bank                            666,240            579
International Commercial Bank of China                   654,700            554
Taishin International Bank                               356,532            229
                                                                   ------------
                                                                          1,362
                                                                   ------------
COMMUNICATIONS EQUIPMENT
(a)Accton Technology Corp.                               678,000          1,511
D-Link Corp.                                             633,650          1,485
Microelectronics Technology                              100,800            335
(a)Zinwell Corp.                                          56,000            277
                                                                   ------------
                                                                          3,608
                                                                   ------------
COMPUTERS & PERIPHERALS
Acer Peripherals, Inc.                                   824,698          2,335
Advantech Co. Ltd.                                        81,900            434
Asustek Computer, Inc.                                   411,643          3,403
Compal Electronics                                       139,100            342
(a)Ritek Corp. GDR                                        84,717            677
Wyse Technology Taiwan Ltd.                              323,000            578
                                                                   ------------
                                                                          7,769
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(a)Ambit Microsystems Corp.                               95,000            943
Delta Electronic Industrial                              355,000          1,681
(a)Hon Hai Precision Industry                            399,720          3,617
(a)Hon Hai Precision Industry GDR                         35,600            854
Universal Scientific Industrial Co., Ltd.                406,000            991
                                                                   ------------
                                                                          8,086
                                                                   ------------
FOOD & DRUG RETAILING
President Chain Store Corp.                              407,000          1,524
                                                                   ------------
HOUSEHOLD DURABLES
(a)Dialer and Business                                   390,000            736
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)GigaMedia Ltd.                                          9,100            110
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Advanced Semiconductor Engineering, Inc.              446,257          1,365
(a)ASE Test Ltd.                                          30,400            895
(a)Faraday Technology Corp.                               26,000            287
Macronix International                                   431,660          1,082
(a)ProMos Technologies Inc                               130,000            527
(a)Siliconware Precision Industries Co.                  591,874          1,329
(a)Taiwan Semiconductor Co.                            2,807,230         13,339
United Microelectronics Corp. Ltd.                     2,949,200          8,207
(a)Winbond Electronics Corp.                             882,430          2,556
                                                                   ------------
                                                                         29,587
                                                                   ------------
TEXTILES & APPAREL
Far Eastern Textile Ltd.                                 884,600          1,100
(a,b)Far Eastern Textile Ltd. GDR                         12,300            154
                                                                   ------------
                                                                          1,254
                                                                   ------------
                                                                         54,036
                                                                   ------------
--------------------------------------------------------------------------------
THAILAND (1.2%)
BANKS
Thai Farmers Bank Ltd. (Foreign)                         462,700            389
                                                                   ------------
COMMUNICATIONS EQUIPMENT
(a)Shin Corporations PCL                                 127,000            668
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Delta Electronics PCL (Foreign)                          144,624          1,019
                                                                   ------------
MEDIA
BEC World PCL (Foreign                                   109,800            656
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Advanced Info. Services PCL (Foreign)                 162,600          2,025
(a)Total Access Communication                             38,200            154
                                                                   ------------
                                                                          2,179
                                                                   ------------
                                                                          4,911
                                                                   ------------
--------------------------------------------------------------------------------
TURKEY (4.2%)
BANKS
(a)Turkiye Garanti Bankasi                           137,785,000          1,666
(a)Yapi Ve Kredi Bankasi                             592,767,181          6,592
(a)Yapi Ve Kredi Bankasi GDR                              20,900            210
                                                                   ------------
                                                                          8,468
                                                                   ------------
BEVERAGES
Ege Biracilik Ve Malt Sanayii                         24,083,000          1,572
Erciyas Biracilik                                      3,959,000            185
                                                                   ------------
                                                                          1,757
                                                                   ------------
COMMUNICATIONS EQUIPMENT
(a)Alcatel Teletas AS Endustri ve Ticaret A.S.         2,224,000            484
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
TURKEY (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Netas Northern Electric Telekomunikasyon AS            5,401,000   U.S.$    601
                                                                   ------------
                                                                          1,085
                                                                   ------------
DIVERSIFIED FINANCIALS
(a)Dogan Sirketler Grubu Holdings                     74,042,000          1,790
                                                                   ------------
HOUSEHOLD DURABLES
(a)Vestel Elektronik Sanayi Ve Ticaret                10,335,428          3,123
                                                                   ------------
MEDIA
Dogan Yayin Holdings                                  44,953,000            761
                                                                   ------------
                                                                         16,984
                                                                   ------------
--------------------------------------------------------------------------------
UNITED STATES (1.3%)
COMMUNICATIONS EQUIPMENT
(a)Comverse Technology, Inc.                              13,454          1,251
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Amdocs Ltd.                                            12,990            997
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)DSP Group, Inc.                                        31,519          1,765
(a)Zoran Corp.                                            21,540          1,421
                                                                   ------------
                                                                          3,186
                                                                   ------------
                                                                          5,434
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$327,302)                                                     392,436
                                                                   ------------
--------------------------------------------------------------------------------
MUTUAL FUNDS (0.5%)
--------------------------------------------------------------------------------
INDIA (0.5%)
Morgan Stanley Growth Fund                             6,881,800          1,826
--------------------------------------------------------------------------------
AFRICA (0.0%)
Morgan Stanley Dean Witter Africa Investment
  Fund, Inc.                                               9,670             77
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
 (Cost U.S.$1,481)                                                        1,903
                                                                   ------------
--------------------------------------------------------------------------------
                                                       NO. OF
                                                       UNITS
--------------------------------------------------------------------------------
Units (0.1%)
--------------------------------------------------------------------------------
RUSSIA (0.1%)
(a)Storyfirst Communications, Inc., First
     Section, Tranche 1  (Convertible)                       639            272
(a)Storyfirst Communications, Inc.,Second
     Section, Tranche II  (Convertible)                      152             65
--------------------------------------------------------------------------------
                                                       NO. OF          VALUE
                                                        UNITS          (000)
--------------------------------------------------------------------------------
(a)Storyfirst Communications, Inc., Tranche IV
     (Convertible)                                           207             88
                                                                   ------------
TOTAL UNITS
(Cost U.S.$1,192)                                                           425
                                                                   ------------
--------------------------------------------------------------------------------
                                                       SHARES
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.1%)
--------------------------------------------------------------------------------
INDIA (0.1%)
MULTI-INDUSTRY
(c)DCM Shriram Industries Ltd. 9.90%, 2/21/02   INR          335            229
(c)DCM Shriram Industries Ltd. (Convertible) 7.50%,
     2/21/02                                                 330            170
Shri Ishar Alloy Steels Ltd. 15.00%, 4/21/01                 581            100
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
(Cost U.S.$1,495)                                                           499
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.0%)
--------------------------------------------------------------------------------
UNITED STATES (3.0%)
REPURCHASE AGREEMENT
  Chase Securities Inc., 6.15%, dated 6/31/00, due
  7/03/00, to be repurchased at U.S.$12,299,
  collateralized by U.S.$8,645 United States
  Treasury Notes, 13.25%, due 5/15/14, valued at
  U.S.$12,669
(Cost U.S.$12,293)                                        12,293         12,293
                                                     -----------   ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.4%)
Brazilian Real                       BRL                     249            138
British Pound                        GBP                     131            198
Hungarian Forint                     HUF                     267              1
Indian Rupee                         INR                     360              8
Indonesian Rupiah                    IDR                 119,154             14
Mexican Peso                         MXP                      18              2
South African Rand                   ZAR                   1,155            171
South Korean Won                     KRW                 245,699            220
Taiwan Dollar                        TWD                  20,378            663
Thai Baht                            THB                     290              7
Turkish Lira                         TRL              70,029,876            113
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
(Cost U.S.$1,532)                                                         1,535
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                       AMOUNT          AMOUNT
                                                        (000)           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
 (Cost U.S.$345,295)                                               U.S.$409,091
                                                                   ------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.8%)
Receivable for Investments Sold                      U.S.$ 2,668
Dividends Receivable                                         666
Withholding Tax Receivable                                     2
Other                                                         42          3,378
                                                     -----------   ------------
--------------------------------------------------------------------------------
LIABILITIES (-1.3%)
Deferred Country Taxes                                   (1,077)
Payable For:
Investments Purchased                                    (2,034)
Bank Overdraft                                             (953)
Investment Advisory Fees                                   (413)
Custodian Fees                                             (277)
Fund Shares Repurchased                                    (273)
Directors' Fees and Expenses                               (127)
Administrative Fees                                         (82)
Professional Fees                                           (71)
Shareholder Reporting Expenses                              (58)
Other Liabilities                                           (35)        (5,400)
                                                     -----------   ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 19,985,244, issued and outstanding
  U.S.$0.01 par value shares (100,000,000 shares
  authorized)                                                      U.S.$407,069
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  20.37
                                                                   ============
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$     20
Capital Surplus                                                         308,811
Accumulated Net Investment Loss                                         (2,747)
Accumulated Net Realized Gain                                            36,818
Unrealized Appreciation on Investments and Foreign
  Currency Translations (net of accrued foreign
  taxes of U.S.$1,077 on unrealized appreciation)                        64,167
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$407,069
                                                                   ============
--------------------------------------------------------------------------------

(a) -- Non-income producing.
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- Security valued at fair value -- See note A-1 to financial statements.
(d) -- Issuer is in default.
(e) -- The Fund is advised by an affiliate.
(f) -- Variable/floating rate security -- rate disclosed is as of June 30, 2000. @ -- Amount is less than U.S.$500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
BRL    Brazil Real                 1.804=  U.S.$1.00
GBP    British Pound               0.661=  U.S.$1.00
HKD    Hong Kong Dollar            7.796=  U.S.$1.00
HUF    Hungarian Forint          272.630=  U.S.$1.00
INR    Indian Rupee               44.650=  U.S.$1.00
IDR    Indonesian Rupiah       8,752.500=  U.S.$1.00
MXP    Mexican Peso                9.842=  U.S.$1.00
ZAR    South African Rand          6.775=  U.S.$1.00
KRW    South Korean Won         1115.025=  U.S.$1.00
TWD    Taiwan Dollar              30.725=  U.S.$1.00
THB    Thai Baht                  39.175=  U.S.$1.00
TRL    Turkish Lira              620,445=  U.S.$1.00


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver or receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                        IN
       TO                                        EXCHANGE                      UNREALIZED
    DELIVER          VALUE       SETTLEMENT        FOR               VALUE        GAIN
     (000)           (000)          DATE          (000)              (000)        (000)
-------------------------------------------------------------------------------------------
IDR   119,154      U.S.$  14     07/05/00         U.S.$    14     U.S.$  14    U.S.$ --
IDR    82,179              9     07/06/00         U.S.$     9             9          --
IDR   122,204             14     07/07/00         U.S.$    14            14          --
THB       290              7     07/03/00         U.S.$     7             7          --
U.S.$      42             42     07/03/00           HKD   327            42          --
U.S.$      34             34     07/03/00           THB 1,323            34          --
THB     1,335             34     07/05/00         U.S.$    34            34          --
THB       598             15     07/05/00         U.S.$    15            15          --
                   ---------                                      ---------    --------
                   U.S.$ 169                                      U.S.$ 169    U.S.$ --
                   =========                                      =========    ========
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000

                                                                                PERCENT
                                                              VALUE              OF NET
INDUSTRY                                                      (000)              ASSETS
-----------------------------------------------------------------------------------------
Auto Components                                       U.S.$      18                   0.0%
Automobiles                                                     844                   0.2
Banks                                                        25,972                   6.4
Beverages                                                     5,822                   1.4
Chemicals                                                     1,216                   0.3
Commercial Services & Supplies                                  931                   0.2
Communications Equipment                                     24,519                   6.0
Computers & Peripherals                                      10,387                   2.6
Construction & Engineering                                      157                   0.0
Construction Materials                                        4,457                   1.1
Diversified Financials                                        8,928                   2.2
Diversified Telecommunication Services                       70,651                  17.4
Electric Utilities                                            7,711                   1.9
Electrical Equipment                                          1,336                   0.3
Electronic Equipment & Instruments                           17,228                   4.2
Food & Drug Retailing                                         1,523                   0.4
Food Products                                                   721                   0.2
Gas Utilities                                                   276                   0.1
Health & Personal Care                                          521                   0.1
Hotels Restaurants & Leisure                                    605                   0.1
Household Durables                                            6,859                   1.7
Household Products                                            1,115                   0.3
Industrial Conglomerates                                      4,267                   1.1
Insurance                                                       508                   0.1
Internet & Catalog Retail                                     1,096                   0.3
Internet Software & Services                                  2,232                   0.6
IT Consulting & Services                                     15,927                   3.9
Machinery                                                         3                   0.0
Media                                                        14,477                   3.6
Metals & Mining                                               6,627                   1.6
Multiline Retail                                              4,938                   1.2
Mutual Funds                                                  1,903                   0.5
Oil & Gas                                                    17,188                   4.2
Paper & Forest Products                                       2,816                   0.7
Pharmaceuticals                                                 520                   0.1
Road & Rail                                                     935                   0.2
Semiconductor Equipment & Products                           69,057                  17.0
Software                                                      4,888                   1.2
Textiles & Apparel                                            2,041                   0.5
Tobacco                                                       3,001                   0.7
Wireless Telecommunication Services                          51,042                  12.5
Other                                                        13,828                   3.4
                                                      -------------                 ------
                                                      U.S.$ 409,091                 100.5%
                                                      =============                 ======
-----------------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 2000

                                                                                PERCENT
                                                              VALUE              OF NET
COUNTRY                                                       (000)              ASSETS
-----------------------------------------------------------------------------------------
Brazil                                                 U.S.$ 36,236                   8.9%
Chile                                                           730                   0.2
China                                                        27,533                   6.8
Colombia                                                          5                   0.0
Czech Republic                                                1,509                   0.4
Egypt                                                         4,169                   1.0
Greece                                                        9,433                   2.3
Hong Kong                                                     5,343                   1.3
Hungary                                                       2,853                   0.7
India                                                        27,395                   6.8
Indonesia                                                     2,592                   0.6
Israel                                                       29,478                   7.2
Malaysia                                                      8,247                   2.0
Mexico                                                       38,654                   9.5
Poland                                                        4,388                   1.1
Russia                                                       13,556                   3.3
South Africa                                                 15,769                   3.9
South Korea                                                  85,931                  21.1
Taiwan                                                       54,036                  13.3
Thailand                                                      4,911                   1.2
Turkey                                                       16,984                   4.2
United States
(including short-term investment)                            17,727                   4.3
Other                                                         1,612                   0.4
                                                       ------------                ------
                                                       U.S.$409,091                100.5%
                                                       ============                ======
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 SIX MONTHS ENDED
                                                                                                  JUNE 30, 2000
                                                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................................................    U.S.$   2,138
Interest ...................................................................................              238
Less: Foreign Taxes Withheld ...............................................................             (113)
----------------------------------------------------------------------------------------------------------------------
Total Income ...............................................................................            2,263
----------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ...................................................................            2,689
Custodian Fees .............................................................................              357
Administrative Fees ........................................................................              215
Professional Fees ..........................................................................               73
Country Tax Expense ........................................................................               57
Shareholder Reporting Expenses .............................................................               55
Directors' Fees and Expenses ...............................................................               22
Transfer Agent Fees ........................................................................               13
Other Expenses .............................................................................               20
----------------------------------------------------------------------------------------------------------------------
Total Expenses .............................................................................            3,501
----------------------------------------------------------------------------------------------------------------------
Net Investment Loss ........................................................................           (1,238)
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold (net of foreign tax
  expense of U.S.$1,090) ...................................................................           63,646
Foreign Currency Transactions ..............................................................             (471)
----------------------------------------------------------------------------------------------------------------------
Net Realized Gain ..........................................................................           63,175
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ................................................................          (84,588)
Appreciation on Foreign Currency Translations ..............................................            1,367
----------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .............................................          (83,221)
----------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation ................................................................          (20,046)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................    U.S.$ (21,284)
======================================================================================================================

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2000          YEAR ENDED
                                                                                 (UNAUDITED)        DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                  (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net Investment Loss .........................................................  U.S.$ (1,238)        U.S.$    (562)
Net Realized Gain ...........................................................        63,175                29,969
Change in Unrealized Appreciation/Depreciation ..............................       (83,221)              194,055
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations .............       (21,284)              223,462
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (509,500 and 960,600 shares, respectively) .............        (7,442)               (9,276)
----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ...................................................       (28,726)              214,186

Net Assets:
Beginning of Period .........................................................       435,795               221,609
----------------------------------------------------------------------------------------------------------------------
End of Period (including accumulated net investment loss of U.S.$(2,747)
and U.S.$(1,509), respectively) .............................................  U.S.$407,069         U.S.$ 435,795
======================================================================================================================

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                      SIX MONTHS
SELECTED PER SHARE DATA                  ENDED                                  YEARS ENDED DECEMBER 31,
AND RATIOS:                          JUNE 30, 2000     -----------------------------------------------------------------------------
                                      (UNAUDITED)           1999           1998           1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  U.S.$  21.26     U.S.$  10.33   U.S.$  15.52   U.S.$  15.69   U.S.$  14.69    U.S.$  20.30
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs .....................            --               --             --             --             --           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .......         (0.21)           (0.03)          0.04           0.03           0.10            0.06
Net Realized and Unrealized Gain
  (Loss) on Investments ............         (0.80)           10.87          (3.05)         (0.18)          1.92           (3.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ...         (1.01)           10.84          (3.01)         (0.15)          2.02           (3.08)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ..............            --               --          (0.10)         (0.01)            --              --
In Excess of Net Investment Income .            --               --          (0.01)            --          (0.05)             --
Net Realized Gain ..................            --               --             --          (0.01)         (0.84)          (1.29)
In Excess of Net Realized Gain .....            --               --          (2.18)            --          (0.14)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ................            --               --          (2.29)         (0.02)         (1.03)          (1.29)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
  Value from Capital Share
  Transactions .....................            --               --             --             --           0.01*          (1.21)+
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
  Repurchased ......................          0.12             0.09           0.11             --             --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....  U.S.$  20.37     U.S.$  21.26   U.S.$  10.33   U.S.$  15.52   U.S.$  15.69    U.S.$  14.69
====================================================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD ...........................  U.S.$  15.00     U.S.$  16.31   U.S.$   8.13   U.S.$  13.06   U.S.$  13.88    U.S.$  15.50
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .......................         (8.05)%         100.77%        (24.88)%        (5.75)%        (4.59)%        (16.61)%++
Net Asset Value (1) ................         (4.19)%         105.81%        (19.61)%        (0.97)%        13.84%         (16.30)%++
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS) ......................  U.S.$407,069     U.S.$435,795   U.S.$221,609   U.S.$354,137   U.S.$357,751    U.S.$332,879
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets ...........................          1.62%**          1.76%          1.96%          1.84%          1.87%           1.86%
Ratio of Net Investment Income
  (Loss) to Average Net Assets .....         (0.57)%**        (0.20)%         0.36%          0.15%          0.58%           0.30%
Portfolio Turnover Rate ............            47%             121%           101%            90%            67%             61%
------------------------------------------------------------------------------------------------------------------------------------

  * Increase per share due to reinvestment of distributions.
 ** Annualized.
  + Decrease per share due to Common Stock issued through Rights Offering during the year.
 ++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
----------

     The Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

     Events affecting the values of certain Fund securities that occur between the close of regular trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling approximately $199,010,000 and $211,173,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $343,763,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $63,793,000 of which $99,603,000 related to appreciated securities and $35,810,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $21,480,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. For the six month period ended June 30, 2000, the Fund incurred $6,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $127,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 509,500 or 2.49% of its Common Stock at an average price per share of $14.56, excluding $25,000 in commissions paid, and an average discount of 25.39% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 960,600 shares or 4.48% of its Common Stock at an average price per share of $9.60, excluding $48,000 in commissions paid, and an average discount of 17.50% from net asset value per share. Since the inception of the program, the Fund has repurchased 2,839,100 shares or 12.44% of its Common Stock at an average price per share of $9.72, excluding $142,000 in commissions paid, and an average discount of 19.42% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                       J. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                      VOTES IN              VOTES             VOTES
PROPOSAL:                                                             FAVOR OF             AGAINST          ABSTAINED
---------                                                             --------             -------          ---------
1.  To elect the following Directors:  Andrew McNally IV ............ 14,408,529           178,826             --
                                       Frederick O. Robertshaw ...... 14,402,728           184,627             --
                                       Harold J. Schaaff, Jr ........ 14,403,920           183,435             --
                                       Fergus Reid .................. 14,432,482           154,873             --
                                       Graham E. Jones .............. 14,431,160           156,195             --
                                       John D. Barrett II ........... 14,401,761           185,594             --
                                       Samuel T. Reeves. ............ 14,115,430           471,925             --
                                       Gerard E. Jones .............. 14,405,594           181,761             --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                      VOTES IN              VOTES             VOTES
PROPOSAL:                                                             FAVOR OF             AGAINST          ABSTAINED
---------                                                             --------             -------          ---------
2. To ratify the selection of Ernst & Young LLP as independent
   accountants of the Fund .......................................... 14,262,142           3,092,406          18,167

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                  Morgan Stanley Dean Witter Emerging Markets Fund, Inc. Boston Equiserve
                  Dividend Reinvestment Unit
                  P.O. Box 1681
                  Boston, MA 02105-1681
                  1-800-730-6001